Exhibit 10.14(b)

Schedule identifying Non-Employee Directors
of Park National Corporation covered by form
of Split-Dollar Agreement,  made and
  entered into effective as of December 28, 2007

The following directors of Park National Corporation (“Park”) are covered by Split-Dollar Agreements (the “Split-Dollar Agreements”) as identified below, which Split-Dollar Agreements are identical to the form of Split-Dollar Agreement, to be made and entered into effective as of December 28, 2007, filed as Exhibit 10.2(a) to Park’s Current Report on Form 8-K dated and filed on January 2, 2008 (File No. 1-13006):

Name of Director	Subsidiary of Park which is a Party to Split-Dollar Agreement	Date of Split- Dollar Agreement

Donna M. Alvarado	The Park National Bank	December 28, 2007
Maureen H. Buchwald	The Park National Bank (as successor by merger to The First-Knox National Bank of Mount Vernon)	December 28, 2007
F. William Englefield IV	The Park National Bank	December 28, 2007
Robert E. O’Neill	The Park National Bank	December 28, 2007
Rick R. Taylor	The Park National Bank (as successor by merger to The Richland Trust Company)	December 28, 2007
Leon Zazworsky	The Park National Bank	December 28, 2007